Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 4 dated April 27, 2020

to

Prospectus dated February 6, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of YieldStreet Prism Fund Inc. (“we” and “our”) dated February 6, 2020, as amended or supplemented through the date hereof (the “Prospectus”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

The following paragraph set forth in Supplement No. 2 dated February 12, 2020 to Prospectus dated February 6, 2020:

The securities described in this Prospectus are not offered for sale in the states of Nebraska, North Dakota or Texas or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska, North Dakota or Texas is hereby deleted and replaced in its entirety with the following paragraph:

The securities described in this Prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska or North Dakota.

In addition, on April 22, 2020, BlackRock Financial Management, Inc. (“BlackRock”), which was previously engaged by our investment adviser, YieldStreet Management, LLC (“YieldStreet Management”), to manage a portion of our portfolio that was to be invested primarily in liquid assets, provided notice to both us and YieldStreet Management that, effective June 21, 2020, it will terminate its sub-advisory agreement with YieldStreet Management. Pursuant to its sub-advisory agreement with YieldStreet Management, BlackRock was expected to manage a portion of our assets assigned to it by YieldStreet Management, as our principal adviser. No portion of our current portfolio had been assigned by YieldStreet Management to BlackRock prior to receipt of BlackRock’s termination notice, and as a result we do not expect to modify our current portfolio holdings as a result of BlackRock’s resignation as our sub-adviser.

In view of the continued impact of COVID-19 on both the debt and equity markets, as well as liquid assets generally, we, through our investment adviser, YieldStreet Management, intend to focus our investment and origination efforts primarily on illiquid investments that we believe may be subject to less volatility than more liquid assets given the current market uncertainty. These illiquid investments are expected to consist of the same types of assets that YieldStreet Management intended to source and manage for us outside of any portion of our portfolio that it potentially in its discretion would have assigned to BlackRock, as sub-adviser. In addition, due to BlackRock’s resignation as our sub-adviser, we may, through our investment adviser, YieldStreet Management, seek to invest in certain liquid assets on an opportunistic basis where YieldStreet Management believes such assets may be potentially undervalued given the current market environment or an appropriate investment for us.

We and YieldStreet Management will continue to assess the nature and mix of our investment portfolio and our overall investment strategy as market and economic conditions continue to evolve. As part of that process, we and YieldStreet Management may consider the possibility of retaining a new sub-adviser in place of BlackRock to manage a portion of our portfolio in the future. Any such sub-adviser may have an investment strategy that overlaps with, or is different from, that which we expected to be employed by BlackRock on our behalf.

In view of the foregoing, the performance, risk levels, yields, use of leverage, and liquidity of assets within our portfolio could differ materially from the expectations described in our Prospectus. As a result, we intend to provide a more complete update to our Prospectus reflecting both BlackRock’s resignation as sub-adviser and our expected investment focus in view of the current market and economic environment, including any relevant risks, prior to accepting any additional subscriptions for our shares.

The “Risk Factors” section of the Prospectus is supplemented as follows:

Risks Related to Our Investments Generally

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, which may have a material effect on global financial markets.

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters; terrorism; and public health crises, including the occurrence of a contagious disease. To the extent that any such event occurs and has a material effect on global financial markets or specific markets in which we participate (or has a material effect on locations in which the Adviser operates) the risks of loss can be substantial and could have a material adverse effect on our investments.

The impacts of COVID-19 on the operations of the Adviser and our performance is difficult to predict and the impacts may adversely affect the performance of our investments.

In December 2019, the virus SARS-CoV-2, which causes the coronavirus disease known as COVID-19, surfaced in Wuhan, China. The disease spread around the world, resulting in the temporary closure of many corporate offices, retail stores, and manufacturing facilities across the globe, as well as the implementation of travel restrictions and remote working and “shelter-in-place” or similar policies by numerous companies and national and local governments. These actions caused the disruption of manufacturing supply chains and consumer demand in certain economic sectors, resulting in significant disruptions in local and global economies. The short-term and long-term impact of COVID-19 on the operations of the Adviser and our performance is difficult to predict. Any potential impact on such operations and performance will depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact. These potential impacts, while uncertain, could adversely affect the performance of our investments.

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Investments we may acquire in the fine art industry may be subject to risks common in the fine art industry, which could materially impair the value of our investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans (or participation interests in such loans) the collateral of which consists of assets in the fine art industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on the value of our investments: (i) fine art is a non-recurring cash flowing asset, and therefore a lender’s receipt of timely interest payments on a loan is reliant upon cash flow generated from other income sources or assets held by a borrower or guarantor of a loan; (ii) art as collateral is a relatively illiquid asset, pricing is not transparent and prices often fluctuate; (iii) public auction data which drives the data analytics on which our investment decisions are made, is derived from third party data sources which may be inconsistent or inaccurate or stale or unavailable, and thus such data may result in errors that adversely impact the accuracy of models; (iv) the timing of a sale of the collateral is impossible to predict, and the ability to realize proceeds from the sale of collateral may be delayed or limited; (v) the demand for fine art is unpredictable, is influenced not only by overall economic conditions, but also by changing trends in the art market, all of which may negatively affect the ability to liquidate loan collateral in the event of a default; (vi) loans backed by artwork created by living artists entails additional risk because supply versus demand may become imbalanced, potentially causing a decline in art values; a living artist still has the ability to shape his or her reputation in the art world, so any negative publicity or actions may hurt the values associated with such artist’s existing body of work and in certain cases, an artist also has the legal right to disclaim authorship of a work of art or a work that has been repaired or destroyed (e.g., under the Visual Artists Rights Act), thereby eliminating its market value entirely; (vii) provenance research is not dispositive and any incomplete or inaccurate provenance raises the risk of a future ownership dispute against the artwork, which could result in loan impairment or credit losses; (viii) a borrower must own the artwork outright (e.g., it cannot be consigned to them by another party, there cannot be other undisclosed owners or partial owners of the artwork), it must not have any legally binding agreement to sell the artwork, and it must have authority and capacity to pass good title; the foregoing is necessary for the secured lender to have a first priority perfected security interest in the art collateral; in the event of a title defect, the lender will have recourse against the borrowers and/or guarantors, however, such a claim could nevertheless result in impairment of the loan or credit losses or the inability to sell the artwork collateral in the event of a default; (ix) if an artwork is not authentic (i.e., real) and the attribution (i.e., by the hand of a particular artist) is incorrect, the valuation will be significantly impacted and may be reduced to zero; (x) the artwork which serves as collateral for a loan must have been exported legally, permanently and not temporarily, for sale or exhibition; (xi) works of art are stored in art-storage facilities around the world, which could subject such works to damage or theft; (xii) where the lender permits a borrower to retain possession of a portion of the collateral in the U.S., although the lender may be perfected in an artwork through the filing of a UCC financing statement, a borrower’s primary art insurance generally does not cover a claim if the borrower absconds or intentionally damages the piece him or herself; (xiii) loan collateral is insured by fine art insurance policies, but coverage disputes or unpaid insurance losses could result in losses; (xiv) artwork collateral is consigned to galleries, auction houses and art dealers for sale and the lender has contractual agreements with such third-parties (e.g., bailment and consignment agreements) which require that such third-parties take direction from the lender at all times with regards to the collateral, and that all sales proceeds be paid to the lender before the lender releases its lien against the artwork collateral; in some situations, however, the lender takes counterparty risk for a limited period of time with certain auction houses, art dealers and galleries and the loan could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements, or if these counterparties become insolvent; (xv) most borrowers will sell the artwork collateral or refinance the loan at maturity, and therefore if the net realizable sale proceeds from the collateral is insufficient to satisfy full repayment of the outstanding principal loan balance, there is a risk of loss; (xvi) cross-border lending increases risks that loan documents will not be enforceable and that the security interest in the collateral will not be perfected; and (xvii) there is an increased scrutiny of art transactions by regulators with respect to taxes and anti-money laundering concerns.

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